THE LAZARD FUNDS, INC.

Lazard US Realty Income Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") with respect to Lazard US Realty Income Portfolio (the "Acquired Portfolio") and Lazard US Realty Equity Portfolio (the "Acquiring Portfolio"), each a series of the Fund. The Plan provides for the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in a tax-free exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio's stated liabilities, the distribution of such shares of the Acquiring Portfolio to Acquired Portfolio shareholders and the subsequent termination of the Acquired Portfolio (the "Reorganization").

Shareholders of the Acquired Portfolio as of March 29, 2018 (the "Record Date") will be asked to approve the Plan on behalf of the Acquired Portfolio at an adjourned special meeting of shareholders scheduled to be held on July 27, 2018 (the "Meeting"). Currently, preliminary voting results indicate that sufficient affirmative votes have been received to approve the Plan on behalf of the Acquired Portfolio, although shareholders still may vote, or change previously-submitted votes, through the time of the Meeting so that the preliminary voting results remain subject to change between the date hereof and the date of the Meeting. These preliminary voting results also remain subject to confirmation by Broadridge Financial Solutions, Inc., the Acquired Portfolio's proxy voting tabulator. If the Plan is approved at the Meeting, the Reorganization currently is anticipated to become effective on or about August 17, 2018 (the "Closing Date").

In anticipation of the Reorganization, effective March 2, 2018 (the "Sales Discontinuance Date"), the Acquired Portfolio was closed to any investments for new accounts, although shareholders of the Acquired Portfolio as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Acquired Portfolio accounts up until the Closing Date.

A Prospectus/Proxy Statement with respect to the proposed Reorganization was mailed to Acquired Portfolio shareholders as of the Record Date. The Prospectus/Proxy Statement describes the Acquiring Portfolio and other matters relevant to the Reorganization. Acquired Portfolio shareholders may obtain a free copy of the Prospectus/Proxy Statement at www.lazardassetmanagement.com/docs/-m0-/67038/LazardUSRealtyIncomePortfolioProxyStatement.pdf or by calling (800) 823-6300.

Dated: July 25, 2018